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                                                                    EXHIBIT 24.1


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statements Nos. 33-34590 and 33-75338 of DI Industries, Inc. on Form S-8 of our report dated March 28, 1996, appearing in this Amendment No. 1 of the Annual Report on Form 10-K/A of DI Industries, Inc. for the year ended December 31, 1995.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Houston, Texas
May 14, 1996